UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: January 12, 2004

Commission File Number: 1-9852

CHASE CORPORATION
(Exact name of registrant as specified in its charter)

Massachusetts	11-1797126
(State or other jurisdiction of incorporation of organization)	(I.R.S. Employer Identification No.)

26 Summer Street, Bridgewater, Massachusetts 02324

(Address of Principal Executive Offices, Including Zip Code)

(508) 279-1789

(Registrant’s Telephone Number, Including Area Code)

Item 7 – Financial Statements and Exhibits

(c) Exhibits

Number	Description

99.1	Press release issued by Chase Corporation on January 7, 2004

Item 12 – Results of Operations and Financial Condition

On January 7, 2004, Chase Corporation announced its financial results for the first quarter ended November 30, 2003. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this report shall not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Chase Corporation

Dated: January 12, 2004	By:	/s/ Peter. R. Chase
Peter R. Chase
President and Chief Executive Officer

EXHIBIT INDEX

Number	Description

99.1	Press release issued by Chase Corporation on January 7, 2004